EXHIBIT 10.12

                            FIRST AMENDMENT TO LEASE

         This First Amendment to Lease is entered into as of this 7th day of April 2004 by and among Dorothy E. Sadler, Jill D. Sadler and Kurt T. Sadler, personal representatives of the Estate of William S. Sadler (collectively, "Landlord") and Dotronix, Inc., a Minnesota corporation ("Tenant").

                                    RECITALS

         A. William S. Sadler and Tenant originally entered into that certain Lease dated as of April 26, 1999 (the "Lease") covering certain real property located in New Brighton, Minnesota as legally described on Exhibit A to the Lease.

         B. Landlord and Tenant desire to amend the terms of the Lease as set forth herein.

         C. All defined terms not otherwise defined herein shall be defined as set forth in the Lease.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. OPTION TO TERMINATE. Tenant shall have the option to terminate the Lease upon delivery of written notice to Landlord (the "Termination Notice"). The effective date of termination shall be the last day of the month following the expiration of the twelve (12) month period after Tenant's delivery of the Termination Notice to Landlord (the "Termination Date"). In the event Tenant exercises the option to terminate, then (i) Base Rent and Additional Rent shall be paid and apportioned through the Termination Date; and (ii) neither Landlord nor Tenant shall have any rights, liabilities or obligations under this Lease, except such rights, liabilities or obligations that, by the provisions of this Lease, expressly survive expiration or termination of this Lease.

         2. BALANCE OF TERMS. Except as set forth herein, the Lease remains unmodified and in full force and effect.



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         IN WITNESS WHEREOF, the parties have executed this First Amendment to
Lease as of the day and year first above written.

LANDLORD:                              WILLIAM S. SADLER ESTATE

                                       By /s/ Dorothy E. Sadler
                                       Dorothy E.Sadler,
                                       Personal Representative

                                       By /s/ Jill D. Sadler
                                       Jill D. Sadler, Personal Representative

                                       By /s/ Kurt T. Sadler
                                       Kurt T. Sadler,
                                       Personal Representative



TENANT:                                DOTRONIX, INC.

                                       By /s/ Robert V. Kling
                                       Its Chief Financial Officer




























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